UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2011

HERITAGE-CRYSTAL CLEAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33987	26-0351454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2175 Point Boulevard Suite 375 Elgin, Illinois	60123
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (847) 836-5670

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

On October 19, 2011, Heritage-Crystal Clean, Inc. (the “Company”) held a Special Meeting of Shareholders (the “Special Meeting”).  The results of the voting at the Special Meeting for the proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 18,000,000 to 22,000,000 were as follows:

For	13,651,637
Against	19,345
Abstain	35

The shareholders voted to approve the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 18,000,000 to 22,000,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange act of 1934, as amended, the company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE-CRYSTAL CLEAN, INC.

Date: October 21, 2011	By:	/s/ Gregory Ray
Gregory Ray Chief Financial Officer, Vice President, Business Management and Secretary